UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest event Reported): January 23, 2006
                                                        (January 18, 2006)


                           LEXICON UNITED INCORPORATED
--------------------------------------------------------------------------------
        (Exact name of small business issuer as specified in its charter)


              DELAWARE                     000-33131             06-1625312
--------------------------------------------------------------------------------
(State or other jurisdiction of          (Commission          (I.R.S. Employer
        of incorporation)                File Number)        Identification No.)

            4500 Steiner Ranch Blvd., Suite#1708, Austin, Texas 78732
--------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (512) 266-3507
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On January 18, 2006, Lexicon United Incorporated (the "Company") entered into an amendment No. 1 (the "Amendment") to the Share Exchange Agreement (the "Share Exchange Agreement"), dated as of December 12, 2005, among the Company, ATN Capital & Participacoes Ltda., a Brazilian limited company ("ATN"), and Omar Malheiro Silva Araujo and Manuel da Costa Fraguas, each a shareholder of ATN (together, the "ATN Shareholders"). The Amendment modifies certain provisions of the Share Exchange Agreement as follows:

      o Instead of receiving Two Million (2,000,000) shares of the Company's common stock and an additional cash payment of One Hundred and Seven Thousand, Six Hundred and Ninety-Two Dollars ($107,692.00), the ATN Shareholders agreed to reduce the consideration for their Four Hundred Thousand (400,000) shares of the outstanding capital stock of ATN to Two Million (2,000,000) shares of the Company's common stock only. This modification was made to reflect the proper valuation of ATN's stock;

      o The expected closing date for the Share Exchange Agreement of December 31, 2005 was removed; and

      Upon the closing of the transaction, the ATN Shareholders will became holders of approximately Twenty-Three and Seventy-Two one hundredth percent (23.65%) of the issued and outstanding common stock of the Company, in the aggregate, and ATN will become an eighty percent (80%) majority-owned subsidiary of the Company.

      The Amendment No. 1 to the Share Exchange Agreement is filed as an exhibit to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit No.    Description
-----------    -----------

10.1 Amendment No. 1 to Share Exchange Agreement, dated January 18, 2006, among Lexicon United Incorporated, ATN Capital & Participacoes Ltda., Omar Malheiro Silva Araujo and Manuel da Costa Fraguas.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, in the City of Rio de Janeiro, Brazil on January 23, 2006.


                                LEXICON UNITED INCORPORATED



                                By: /s/ Elie Saltoun
                                    ----------------------------------------
                                    Elie Saltoun
                                    Chief Executive Officer,
                                    President and Treasurer

                                  EXHIBIT INDEX

------------------- ------------------------------------------------------------------------------------------------
EXHIBIT NO.         DESCRIPTION OF EXHIBIT
------------------- ------------------------------------------------------------------------------------------------
10.1                Amendment  No. 1 to Share  Exchange  Agreement,  dated January 18, 2006,  among Lexicon  United
                    Incorporated,  ATN Capital &  Participacoes  Ltda.,  Omar  Malheiro  Silva Araujo and Manuel da
                    Costa Fraguas.
------------------- ------------------------------------------------------------------------------------------------